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                             MUNDER FUND OF FUNDS
                             Class A, B & Y Shares

                      Supplement Dated February 26, 2003
                     to Prospectus Dated October 31, 2002

                              PROXY SOLICITATION

   On February 11, 2003, the Board of Directors of The Munder Funds, Inc. ("Company"), on behalf of its series, Munder Fund of Funds ("Fund"), determined to call a special meeting of the shareholders of the Fund to vote on the election of eight Directors of the Company, seven of which are currently members of the Board of Directors of the Company. The special meeting of shareholders is expected to occur on April 28, 2003. Only Fund shareholders as of the record date, February 12, 2003, will be permitted to vote at the special meeting.

                              LIQUIDATION OF FUND

   In addition, the Board of Directors approved a Plan of Liquidation with respect to the Fund that calls for the complete liquidation of the Fund, contingent upon the redemption of Fund shares by certain discretionary advisory accounts advised by Munder Capital Management, investment adviser to the Fund ("Liquidation"). Such discretionary accounts currently account for more than 90% of the Fund's net assets. The Liquidation Plan provides that the Fund will automatically redeem all of its outstanding shares on a date within seven business days of the receipt by the Fund of notice that such discretionary accounts are to redeem their assets. The proceeds of the redemption will be the net asset value of such shares after all charges, taxes, expenses and liabilities of the Fund are paid or provided for.

   Any contingent deferred sales charges that would otherwise be charged upon the redemption of Class B shares of the Fund will be imposed if Class B shareholders are redeemed as a result of the Liquidation, unless Class B shareholders exchange their shares prior to Liquidation for Class B shares of another Munder Fund. Shareholders should obtain a prospectus prior to exchanging shares. Class A shareholders of the Fund who receive proceeds in the Liquidation will not be entitled to receive a refund of any front-end sales load they paid when they purchased their shares. The distribution to the Fund's shareholders of the Fund's Liquidation proceeds will be made to all shareholders of record at the time of the distribution. Proceeds will be paid entirely in cash, except in the case of certain individual retirement account shareholders whose shares will be exchanged automatically for shares of the corresponding class of the Munder Cash Investment Fund. A prospectus for the Munder Cash Investment Fund will be sent to affected shareholders under separate cover.

   In determining such Liquidation is in the best interest of each of the Fund's shareholders, the Board considered that such a Liquidation would preserve as much as possible of the Fund's remaining assets for distribution to all shareholders under the circumstances.

                         CLOSED TO FURTHER INVESTMENT

   Effective immediately, the Munder Fund of Funds is closed to further investment.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE



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